Statement of Additional Information (SAI) Supplement

American Century Asset Allocation Portfolios, Inc. (SAI dated December 1, 2013)

American Century Capital Portfolios, Inc. (SAIs dated July 26, 2013)

American Century Growth Funds, Inc. (SAI dated December 1, 2013)

American Century Mutual Funds, Inc. (SAI dated July 26, 2013)

American Century Strategic Asset Allocations, Inc. (SAI dated July 26, 2013)

American Century Variable Portfolios, Inc. (SAI dated May 1, 2013)

American Century World Mutual Funds, Inc. (SAI dated July 26, 2013)

Supplement dated January 1, 2014

Effective December 31, 2013, Donald H. Pratt retired from the Board of Directors.

The following replaces the text and table immediately under the heading Management.

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and do not have any other affiliations, positions, or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	74	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	74	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	74	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007	Member, Plaza Belmont LLC (private equity fund manager)	74	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)

M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	74	Euronet Worldwide Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	74	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	74	Applied Industrial Technologies, Inc. (2001 to 2010)
Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	74	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	116	None

The entry for Donald H. Pratt is removed from the Qualifications of Directors section.

The following replaces the first paragraph of the Board Leadership Structure and Standing Board Committees section.

Board Leadership Structure and Standing Board Committees

James A. Olson currently serves as the independent chairman of the board and has served in such capacity since 2014. All of the board’s members except for Jonathan S. Thomas and Barry Fink are independent directors. The independent directors meet separately, as needed and at least in conjunction with each quarterly meeting of the board, to consider a variety of matters that are scheduled to come before the board and meet periodically with the funds’ Chief Compliance Officer and fund auditors. They are advised by independent legal counsel. No independent director may serve as an officer or employee of a fund. The board has also established several committees, as described below. The board believes that the current leadership structure, with independent directors filling all but two positions on the board, with an independent director serving as chairman of the board, and with the board committees (with the exception of the Executive Committee) comprised only of directors who are not currently employed by ACC or any of its subsidiaries, is appropriate and allows for independent oversight of the funds.

As of January 1, 2014, the committee members are as follows:

Audit Committee: Stephen E. Yates (chair), Thomas A. Brown, M. Jeannine Strandjord and John R. Whitten.

Governance Committee: Andrea C. Hall (chair), James A. Olson, M. Jeannine Strandjord and John R. Whitten.

Compliance and Shareholder Services Committee: Jan M. Lewis (chair), Barry Fink, Andrea C. Hall and James A. Olson.

Fund Performance Review Committee: John R. Whitten (chair), Thomas A. Brown, Barry Fink, Andrea C. Hall, Jan M. Lewis, James A. Olson, M. Jeannine Strandjord and Stephen E. Yates.

Executive Committee: James A. Olson (chair), Andrea C. Hall and Jonathan S. Thomas.

The entry for Donald H. Pratt is removed from the Ownership of Fund Shares section.

©2014 American Century Proprietary Holdings, Inc. All rights reserved.

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